UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 7, 2015

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL    33160

(Address of Principal Executive Offices)    (Zip Code)

(305) 507-8808

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 7, 2015, Net Element, Inc. (the “Company”) entered into an Additional Letter Agreement (the “Additional Agreement”) with certain accredited investors listed on the signature pages attached to the Additional Agreement (the “Investors”). The Additional Agreement modified the terms of the Letter Agreement with the Investors dated September 11, 2015 (the “Letter Agreement”). Such modifications to the Letter Agreement are intended to be effective as of September 11, 2015, the same date as the effective date of the Letter agreement. Pursuant to the Additional Agreement, each Investor and the Company agreed that the restricted shares of Common Stock, issuable pursuant to the Letter Agreement, would be not issued to such Investor until either (a) the approval of such issuance by the Company’s stockholders, in accordance with NASDAQ Listing Rule 5635 within 120 days from the date of the Additional Letter Agreement, and, (b) in the event that such stockholders approval is not obtained within such 120 days, either (at each Company Investor’s option) (i) such restricted shares of Common Stock per share purchase price will be deemed to be $0.20, in which case the such Investor will have paid to the Company the difference between the previously paid purchase price for such Investor’s portion of the restricted stock or (ii) the number of restricted shares of Common Stock issuable to such Company Investor will have been adjusted to reflect $0.20 per share price. In addition, the restricted shares of Common Stock allocated pursuant to the Letter Agreement to be purchased by David Rozinov will be instead allocated to Star Equities, LLC.

On October 7, 2015, the Company entered into the Amended and Restated Restricted Options to Purchase Shares of Restricted Common Stock with the Investors (other than David Rozinov whose options to purchase restricted shares of Common Stock were allocated to Star Equities, LLC) in the form attached this Current Report as Exhibit 4.1 (the “Amended Options”), modifying the options to purchase restricted shares of the Company’s common stock issued to the Investors pursuant to the Letter Agreement (the “Original Options”). Such modifications to the Original Options are intended to be effective as of September 11, 2015, the same date as the date of the Original Options. The Amended Options modified the Original Options by providing that the options cannot be exercised, and the Company will not issue shares of Common Stock in connection with any such exercise, until and unless the Company’s stockholders shall have approved the issuance of shares of common stock in connection with any such exercise or The NASDAQ has provided a waiver of Listing Rule 5635.

The foregoing is only a brief description of the terms of the Additional Agreement and the Amended Options, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Additional Agreement and the Amended Options which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

The disclosures in Item 1.01 of this Current Report are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Amended and Restated Restricted Options to Purchase Shares of Restricted Common Stock

10.1	Additional Letter Agreement among the Company and the investors listed on the signature pages attached thereto

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2015	NET ELEMENT, INC.

	By:	/s/ Jonathan New
Name: Jonathan New Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Amended and Restated Restricted Options to Purchase Shares of Restricted Common Stock

10.1	Additional Letter Agreement among the Company and the investors listed on the signature pages attached thereto